SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2002

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Telecom HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-92613
                                    333-95807
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 5.   Other Events

          (a) On April 23, 2002, McLeodUSA, Inc. was delisted from trading on the Nasdaq NMS. As set forth in the prospectus, because McLeodUSA, Inc. was not listed for trading on another U.S. national securities exchange within five business days from the date of delisting, the shares of McLeodUSA, Inc. were distributed at a rate of .03 shares per Telecom HOLDR. As a result, McLeodUSA, Inc. is no longer represented in Telecom HOLDRS.


          (b) As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the new Standard & Poor's Global Industry Classification Standard ("GICS") sectors. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company are given only one GICS sector.

          The securities included in the Telecom HOLDRS are currently represented in the Telecommunication Services GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the Telecom HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

          As provided in the depositary trust agreement, in addition to the other reconstitution events described therein, if the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Telecom HOLDRS only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Telecom HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional securities received as consideration will be deposited into the Telecom HOLDRS trust.

          In addition, securities of a new company will be added to the Telecom HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a Standard & Poor's GICS sector classification that is different from the GICS sector classification of any other security then included in the Telecom

          HOLDRS or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

              99.1 Telecom HOLDRS Trust Prospectus Supplement dated June 30, 2002 to Prospectus dated March 12, 2002.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MERRILL LYNCH, PIERCE, FENNER &
                                                SMITH INCORPORATED


Date:  July 26, 2002                       By:   /s/ MITCHELL M. COX
                                              ----------------------------------
                                              Name:  Mitchell M. Cox
                                              Title: Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Telecom HOLDRS Trust Prospectus Supplement dated June 30, 2002 to Prospectus dated March 12, 2002.